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                                                                  Exhibit 99.(h)
                         [FORM OF UNDERWRITING AGREEMENT]

                                  DECS TRUST VI

                              10,000,000 DECS* SM

                 (Representing Beneficial Interests in Contracts
         Relating to Shares of Class A Common Stock, $.01 par value, of
                         Metromedia Fiber Network, Inc.)


                                                          Underwriting Agreement
                                                              New York, New York
                                                               November __, 1999



Salomon Smith Barney Inc.
As Representative of the several Underwriters, c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

                  DECS Trust VI, a statutory business trust organized under the Delaware Business Trust Act, 12 Del.C. ss. 3801 et seq. (the "DELAWARE Act"), of the State of Delaware (such trust and the trustees thereof acting in their capacities as such being referred to herein as the "TRUST"), proposes to issue and to sell to the several underwriters named in Schedule I hereto (the "UNDERWRITERS"), for whom you (the "REPRESENTATIVE") is acting as representative, an aggregate of 10,000,000 DECS representing shares of beneficial interest in the Trust (the "UNDERWRITTEN DECS"). In addition, the Underwriters will have an option to purchase up to 1,500,000 DECS (the "OPTION DECS" and, together with the Underwritten DECS, the "DECS") to cover over-allotments, if any. The Option DECS and the Underwritten DECS, together with the [1] DECS of the Trust subscribed for by Salomon Smith Barney Inc. ("SALOMON SMITH BARNEY") pursuant to the Subscription Agreement, dated October 26, 1999, between Salomon Smith Barney and the Trust (the "SUBSCRIPTION DECS"), are referred to herein as the "SECURITIES." The Securities are to be issued under an Amended and Restated Declaration of Trust, dated as of November 9, 1999 (the "TRUST AGREEMENT"), among the initial trustee and initial sponsor of the Trust, trustees of the Trust (the "TRUSTEES") and Salomon Smith Barney, as sponsor.

                  The Trust will enter into forward purchase contracts (the "CONTRACTS") with the persons listed on Schedule II hereto (each a "SELLER" and collectively, the "SELLERS"), pursuant to which each Seller has agreed to sell, and the Trust has agreed to purchase, the number of shares of Class A Common Stock, $.01 par value (the "SHARES"), of Metromedia Fiber Networks, Inc. (the "COMPANY") specified therein on [ ], 2002 (the "EXCHANGE DATE") (subject to the Sellers' right

----------
* Plus an option to purchase from DECS Trust VI up to 1,500,000 additional DECS to cover over-allotments.


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to extend and accelerate the Exchange Date and to deliver cash with a value equivalent to the Shares, or other property, as provided in the Contracts). Each Seller's obligations under its respective Contract will be secured by a pledge of collateral under a collateral agreement (each a "COLLATERAL AGREEMENT") among such Seller, the Trust and The Bank of New York ("BONY"), as collateral agent (in such capacity, the "COLLATERAL AGENT").

                  In connection with the foregoing, the Company has filed with the Commission a registration statement, including a related basic prospectus, with respect to 10,000,000 Shares in respect of the Underwritten DECS, plus an additional [1,500,000] Shares in respect of the Option DECS and an additional [1] Share[s] in respect of the Subscription DECS, for delivery by the Sellers pursuant to the Securities, which registration statement is referred to in
Section 2(a) of this Agreement.

                  To the extent there are no additional Underwriters listed on
Schedule I other than you, the term Representative as used herein shall mean you, as Underwriters, and the terms Representative and Underwriters shall mean either the singular or plural as the context requires. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 23 hereof.

                  REPRESENTATIONS AND WARRANTIES OF THE TRUST. The Trust represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

                  (a) The Trust meets the requirements for use of Form N-2 under the Act and has prepared and filed with the Commission (a) a notification on Form N-8A (the "NOTIFICATION") of registration of the Trust as an investment company under the Investment Company Act and (b) a registration statement on Form N-2 (file numbers 333- 89677 and 811-09647), including a related preliminary prospectus, for the registration of the offering and sale of the DECS under the Act. The Trust may have filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to you. The Trust will next file with the Commission one of the following: either (1) prior to the Trust Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectus); or (2) after the Trust Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 497(h). In the case of clause (2), the Trust has included in such registration statement, as amended at the Trust Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Trust Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Trust Prospectus) as the Trust has advised you, prior to the Execution Time, will be included or made therein.

                  (b) On the Trust Effective Date, the Trust Registration Statement and the Notification did or will, and when the Trust Prospectus is first filed (if required) in accordance with Rule 497(h) and on the Closing Date (as defined herein) and on any date on which Option DECS are purchased, if such date is not the Closing Date (a "SETTLEMENT

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         DATE"), the Trust Prospectus (and any supplements thereto) will comply in all material respects with the applicable requirements of the Act, the Exchange Act and the Investment Company Act, and the respective rules thereunder; on the Trust Effective Date and at the Execution Time, the Trust Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Trust Effective Date, the Trust Prospectus, if not filed pursuant to Rule 497(h), did not or will not, and on the date of any filing pursuant to Rule 497(h) and on the Closing Date and any Settlement Date, the Trust Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (c) No stop order suspending the effectiveness of the Trust Registration Statement is in effect, no order preventing or suspending the use of any Preliminary Trust Prospectus has been issued by the Commission, no notice or order under Section 8(e) of the Investment Company Act has been issued, and no proceedings for any such purpose are pending before or threatened by the Commission.

                  (d) The Trust has been duly created, is validly existing as a business trust under the Delaware Act, has the power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Trust Prospectus and to enter into and perform its obligations under this Agreement, the Trust Agreement and each of the Fundamental Documents (as defined below) and is duly qualified to do business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification other than where the failure to be so qualified would not have a material adverse effect on the Trust or its assets. The Trust has no subsidiaries.

                  (e) The Trust is registered with the Commission as a non-diversified, closed-end management investment company under the Investment Company Act and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of the Trust, threatened by the Commission. No person is serving or acting as an officer or trustee of the Trust except in accordance with the provisions of the Investment Company Act.

                  (f) This Agreement has been duly authorized, executed and delivered by the Trust.

                  (g) Each of the Contracts, the Collateral Agreements, the Administration Agreement between BoNY and the Trust (the "ADMINISTRATION AGREEMENT"), the Custodian Agreement between BoNY and the Trust (the "CUSTODIAN AGREEMENT"), the Paying Agent Agreement between BoNY and the Trust (the "PAYING AGENT AGREEMENT") and the Fund Indemnity Agreement between Salomon Smith Barney and the Trust (the "FUND INDEMNITY AGREEMENT") (the Contracts, the Collateral Agreements, the Administration Agreement, the Custodian Agreement, the Paying Agent Agreement and the Fund Indemnity Agreement are referred to herein, collectively, as the "FUNDAMENTAL AGREEMENTS") has been duly authorized, executed and delivered by the Trust and, assuming due authorization, execution and delivery by the other parties thereto, is a valid and binding agreement of the Trust, enforceable against

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         the Trust in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and by general equitable principles.

                  (h) The execution and delivery by the Trust of, and the performance by the Trust of its obligations under, this Agreement and each Fundamental Agreement (including the issue and sale by the Trust of the DECS as contemplated by this Agreement) do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach or violation of, or default under, or give the holder of any indebtedness of the Trust the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Trust is a party or by which it may be bound, or to which any of the property or assets of the Trust is subject, nor will such action result in any violation of the provisions of the Trust Agreement or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Trust or any of its assets or properties; and no consent, approval, authorization, order of, or qualification or filing with, any governmental body or agency, self-regulatory organization or court or other tribunal, whether foreign or domestic, is required for the execution and delivery by the Trust of this Agreement or the Fundamental Agreements or the performance by the Trust of its obligations hereunder and thereunder, except for the filing of a Certificate of Trust and the filing of one or more Restated Certificates of Trust with the office of the Secretary of State of the State of Delaware (which filings have been duly made) and such as have been obtained and as may be required by the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of the DECS by the Underwriters.

                  (i) The DECS, the Trust Agreement and the Fundamental Agreements conform in all material respects to the descriptions thereof contained in the Trust Prospectus.

                  (j) The Trust Agreement and the Fundamental Agreements comply with all applicable provisions of the Act, the Exchange Act and the Investment Company Act, and all approvals of such documents required under the Investment Company Act by the holders of the Securities and the Trustees have been obtained and are in full force and effect.

                  (k) On the Closing Date, the Fundamental Agreements will be in full force and effect and the Trust will not be in default thereunder and, to the knowledge of the Trust, no event will have occurred which with the passage of time or the giving of notice or both would constitute a default thereunder. The Trust is not currently in breach of, or in default under, the Trust Agreement or any other written agreement or instrument to which it or its property is bound or affected.

                  (l) All of the outstanding Securities have been duly authorized and are validly issued, fully paid and nonassessable undivided beneficial interests in the assets of the Trust, and the form of certificate used to evidence the Securities is in due and proper form and complies with all provisions of applicable law.



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                  (m) The DECS have been duly authorized by the Trust for
         issuance to the Underwriters pursuant to this Agreement and, when issued and delivered by the Trust in accordance with the terms of this Agreement and the Trust Agreement against payment of the purchase price therefor as provided herein, will be validly issued, fully paid and nonassessable undivided beneficial interests in the assets of the Trust, and the issuance of such DECS will not be subject to any preemptive or similar rights. No person has rights to the registration of any securities because of the filing of the Trust Registration Statement, and no holder of the Securities will be subject to personal liability by reason of being such a holder.

                  (n) The DECS have been approved for listing on the National Market System of the National Association of Securities Dealers Automated Quotation System (the "NASDAQ NATIONAL MARKET SYSTEM"), subject to official notice of issuance. The Trust's Registration Statement on Form 8-A under the Exchange Act is effective.

                  (o) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, of the Trust, or in the investment objectives, investment policies, liabilities, business, prospects or operations of the Trust from that set forth in the Trust Prospectus (exclusive of any supplements thereto subsequent to the date of this Agreement) and there have been no transactions entered into by the Trust which are material to the Trust other than those in the ordinary course of its business or as described in the Trust Prospectus (exclusive of any supplements thereto subsequent to the date of this Agreement).

                  (p) There are no legal or governmental proceedings pending or, to the knowledge of the Trust, threatened against or affecting the Trust that are required to be described in the Trust Registration Statement or the Trust Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Trust Registration Statement or the Trust Prospectus or to be filed as exhibits to the Trust Registration Statement that are not described or filed as required.

                  (q) The Trust has all necessary consents, authorizations, approvals, orders (including exemptive orders), certificates and permits of and from, and has made all declarations and filings with, all governmental authorities, self-regulatory organizations and courts and other tribunals, whether foreign or domestic, to own and use its assets and to conduct its business in the manner described in the Trust Prospectus, except to the extent that the failure to obtain or file the foregoing would not have a material adverse effect on the Trust and except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the DECS.

                  (r) There are no material restrictions, limitations or regulations with respect to the ability of the Trust to invest its assets as described in the Trust Prospectus, other than as described therein.

                  (s) The Trust has good title to all properties owned by it, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Trust Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Trust.



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                  (t) There are no legal or governmental proceedings pending to which the Trust is a party or of which any property of the Trust is the subject which, if determined adversely to the Trust, would individually or in the aggregate have a material adverse effect on the current or future financial position or results of operations of the Trust; and, to the best of the Trust's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (u) The statement of assets, liabilities and capital included in the Trust Registration Statement and the Trust Prospectus, together with the notes thereto, present fairly the financial position of the Trust at the date indicated, and such financial statement has been prepared in conformity with generally accepted accounting principles in the United States.

                  (v) The accountants who certified the financial statements and supporting schedules included in the Trust Registration Statement are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

                  (w) The Trust has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the DECS or the Shares, and has not effected any sales of the Company's common stock which, if effected by the Company, would be required to be disclosed in response to Item 701 of Regulation S-K.

                  2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 2.

                  (a) The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a Registration Statement (File No. 333-89087) on Form S-3, including a related preliminary prospectus and a related basic prospectus, for registration under the Act of the offering and sale of the Shares. The Company may have filed one or more amendments thereto, including a Preliminary Company Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: (1) after the Effective Date of such Registration Statement, a final prospectus supplement relating to the Shares in accordance with Rules 430A and 424(b), (2) prior to the Effective Date of such Registration Statement, an amendment to such Registration Statement (including the form of final prospectus supplement) or (3) a final prospectus in accordance with Rules 415 and 424(b). In the case of clause (1), the Company has included in such Registration Statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such Company Registration Statement and the Company Prospectus. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Company Prospectus and any Preliminary Company Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Company



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         Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

                  (b) On the Effective Date, the Company Registration Statement did or will, and when the Company Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein), the Company Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Exchange Act and the respective rules thereunder; on the Execution Time, the Company Registration Statement, as supplemented by any prospectus supplement filed pursuant to Rule 424(b), did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; on the Effective Date, the Company Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Company Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company and the Sellers make no representations or warranties as to the information contained in or omitted from the Company Registration Statement or the Company Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion therein, it being understood and agreed that the only such information is that described as such in Section 8(b) of this Agreement.

                  (c) Each document incorporated by reference in the Company Registration Statement or the Company Prospectus, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder, any further Incorporated Documents so filed will, when they are filed, conform in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                  (d) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Company Prospectus (as then amended or supplemented), and is duly qualified to do business as a foreign corporation or limited liability company and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified would not have, singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.



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                  (e) All the outstanding shares of capital stock of each
         subsidiary that is a corporation have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Company Prospectus, all outstanding shares of capital stock of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of the Company, any other security interests, claims, liens or encumbrances.

                  (f) The Company's authorized capitalization is as set forth in the Company Prospectus under the heading "Capitalization".

                  (g) There is no franchise, contract or other document of a character required to be described in the Company Registration Statement or Company Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required. The statements in the Company Prospectus under the headings "Certain United States Federal Income Tax Considerations", "Business--Regulation," "Business-Franchise, License and Related Agreements," "Business-Regulation of International Operations," "Description of the Notes" and "Business--Legal Proceedings" fairly summarize the matters therein described in all material respects.

                  (h) This Agreement has been duly authorized, executed and delivered by the Company; the Shares have been duly and validly authorized by the Company; except for [ ], the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Shares; and, except as set forth in the Company Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligation into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

                  (i) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Company Prospectus, will not be, an "investment company" required to be registered under the Investment Company Act of 1940, as amended, [without taking account of any exemption arising out of the number of holders of the Company's securities. ]

                  (j) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as will be obtained under the Act in connection with the registration of the Securities and the DECS, and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the DECS by the Underwriters in the manner contemplated herein or in the Company Prospectus.

                  (k) None of the execution and delivery of this Agreement nor the consummation of any of the transactions contemplated herein or the fulfillment of the terms hereof, will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries, pursuant to (i) the charter or by-laws of the Company or any of its subsidiaries; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of



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         any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties, except in the case of clauses (ii) and (iii), as could not be reasonably expected to have, singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

                  (l) The Shares conform as to legal matters to the description thereof contained in the Company Prospectus.

                  (m) The consolidated historical financial statements of the Company and its consolidated subsidiaries included in the Company Prospectus present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Selected Consolidated Financial Data" in the Company Prospectus fairly present, on the basis stated in the Company Prospectus, the information included therein.

                  (n) The pro forma financial statements included in the Company Prospectus include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included in the Company Prospectus. The pro forma financial statements included in the Company Prospectus comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Act and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements.

                  (o) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or thereby; or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Company Prospectus (exclusive of any amendment or supplement thereto).

                  (p) Except as described in the Company Prospectus, each of the Company and each of its subsidiaries owns, licenses, leases or has obtained rights-of-way for all such properties as are necessary to the conduct of its operations as presently conducted. The Company and each of its subsidiaries has good and marketable title, free and clear of all liens or encumbrances, to all property and assets described in the Company Prospectus as being owned by it on the date hereof and such properties and assets are in good repair and suitable for use as so described except as set forth in the Company Prospectus. All leases to which the Company or its subsidiaries are a party are valid and binding (subject to applicable



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         bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity) and no default has occurred or is continuing thereunder which could have, singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, and the Company and each subsidiary enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not interfere materially with the use made by the Company or such subsidiary.

                  (q) Neither the Company nor any subsidiary is in violation or default of (i) any provision of its charter or bylaws; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except in the case of clauses (ii) and (iii) as could not be reasonably expected to have, singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

                  (r) Each of (i) Deloitte & Touche LLP, (ii) Ernst & Young LLP, and (iii) PriceWaterhouseCoopers LLP, each of whom have audited certain financial statements of the Company and its consolidated subsidiaries or its acquired entities, as the case may be, and delivered their report with respect to the audited consolidated financial statements included and/or incorporated by reference in the Company Prospectus are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

                  (s) The Company and each subsidiary has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof except in any case in which the failure so to file would not have, singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have, singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

                  (t) No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent that could have, singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

                  (u) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement.

                  (v) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have, singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

                  (w) Except as described in the Company Prospectus, no subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company.

                  (x) Except as described in the Company Prospectus, the Company and its subsidiaries (i) possess the certificates, authorizations, approvals, franchises, licenses, rights-of-way and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as presently conducted, (ii) are not in violation of any such certificates, authorizations, approvals, franchises, licenses, rights-of-way and permits, except where such violation would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business and (iii) have not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, approval, franchise, license, right-of-way or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

                  (y) The Company and its subsidiaries possess or have applied for the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "INTELLECTUAL

         PROPERTY") presently employed by them in connection with the businesses now operated by them, and neither the Company nor any of the Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to the foregoing except as could not have, singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business. To the Company's knowledge, the use of such Intellectual Property in connection with the business and operations of the Company and its subsidiaries does not infringe on the rights of any person.

                  (z) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
         (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (aa) The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as described in the Company Prospectus; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business; neither the Company nor any of the subsidiaries has been notified that it has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

                  (bb) Except as described in the Company Prospectus, the Company and its subsidiaries are implementing a comprehensive, detailed program to analyze and address the risk that the computer hardware and software used by them may be unable to recognize and properly execute date-sensitive functions involving certain dates prior to and any dates after December 31, 1999 (the "YEAR 2000 Problem"), and reasonably believe that such risk will be remedied on a timely basis without material expense and will not have a material adverse effect upon the financial condition and results of operations of the Company and its subsidiaries, taken as a whole.

                  (cc) Each of the Company and its subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company and its subsidiaries are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations; the Company and its subsidiaries have not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

                  (dd) The subsidiaries listed on Schedule III attached hereto are the only significant subsidiaries of the Company as defined in Rule 1-02 of Regulation S-X (individually, a "SUBSIDIARY" and collectively, the "SUBSIDIARIES").

                  (ee) None of the transactions contemplated by this Agreement will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System.

                  (ff) Neither the Company nor any of the subsidiaries is a "holding company" or a "subsidiary company" of a holding company, or an "affiliate" thereof required to be registered under the Public Utility Holding Company Act of 1935, as amended.

                  (gg) Neither the Company nor any of its subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or any subsidiary has made any payment of funds of the Company or any subsidiary or received or retained any funds in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended.

                  (hh) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act has indicated to the Company that it is considering (i) the downgrading, suspension or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating assigned to the Company or any securities of the Company or (ii) any change in the outlook for any rating of the Company or any securities of the Company.

                  (ii) No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries on the other hand, which is required by the Act to be described in the Company Prospectus which is not so described.

                  (jj) The Company has not taken, directly or indirectly, any action designed to cause or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the DECS.

                  (kk) [To the knowledge of counsel to the Company, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.]

                  Any certificate signed by any officer of the Company and delivered to the Representative or counsel for the Underwriters in connection with the offering of the DECS shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

                  3. REPRESENTATIONS AND WARRANTIES OF THE SELLERS. Each of the Sellers, severally and jointly, represents and warrants to, and agrees with, each Underwriter, the Company and the Trust that:

                  (a) Such Seller is now and on the Exchange Date will be the record and beneficial owner of the Shares to be sold by it hereunder and under its Contract free and clear of all liens, encumbrances, equities and claims, except for those created pursuant to its Collateral Agreement, and, assuming that the Trust acquires its interest in such Shares without notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code ("UCC")), on the Exchange Date the Trust will have acquired either the shares free of any adverse claims (within the meaning of Section 8-105 of the UCC) or a security entitlement (within the meaning of
         Section 8-102(a)(17) of the UCC) to such Shares, in which case no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against the Trust with respect to such Shares. Such Seller has the full right, power and authority, and all authorization and approval required by law to pledge and assign the Shares to be pledged and assigned by such Seller pursuant to its Collateral Agreement. The sale, transfer and delivery of any Shares to be delivered by a Seller pursuant to such Seller's Contract is not, and at the time of delivery of such Shares will not be, subject to any right of first refusal or similar rights of any person pursuant to any contract to which such Seller or any shareholder of such Seller is a party or by which any of them is bound.

                  (b) Such Seller has not taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the DECS.

                  (c) Certificates in negotiable form for such Seller's Shares have been placed in custody, for delivery pursuant to the terms of such Seller's Contract and Collateral Agreement, under a Custody Agreement duly authorized, executed and delivered by such Seller, in the form heretofore furnished to you (the "CUSTODY AGREEMENT") with The Bank of New York, as Custodian (the "CUSTODIAN"); the Shares represented by the certificates so held in custody for each Seller are subject to the interests of the Trust pursuant to such Seller's Contract and Collateral Agreement; the arrangements for custody and delivery of such certificates, made by such Seller pursuant to such Seller's Contract and Collateral Agreement and the Custody Agreement, are not subject to termination by any acts of such Seller, or by operation of law, whether by the death or incapacity of such Seller or the occurrence of any other event; and if any such death, incapacity or any other such event shall occur before the delivery of such Shares pursuant to such Seller's Contract and Collateral Agreement, certificates for the Shares will be delivered by the Custodian in accordance with the terms and conditions of such Seller's Contract and Collateral Agreement and the Custody Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice of such death, incapacity or other event.

                  (d) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Seller of the transactions contemplated in this Agreement, each Contract and Collateral Agreement to which such Seller is a party, and the agreement among each of the Sellers and Salomon Smith Barney relating to expenses of the Trust (the "REIMBURSEMENT AGREEMENT"), except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the DECs by the Underwriters and the distribution of the Shares pursuant to the terms of the DECs in the manner contemplated in this Agreement and in the Trust Prospectus and the Company Prospectus and such other approvals as have been obtained.

                  (e) Neither the sale of the DECs being sold by such Seller and the distribution of the Shares pursuant to the terms of the DECs in the manner contemplated in this Agreement and in the Trust Prospectus and the Company Prospectus nor the consummation of any other of the transactions contemplated herein, or in such Seller's Contract or Collateral Agreement by such Seller or the fulfillment of the terms hereof or of such Seller's Contract or Collateral Agreement by such Seller will conflict with, result in a breach or violation of, or constitute a default under any law or the terms of any indenture or other agreement or instrument to which such Seller or any of its subsidiaries is a party or bound, or any judgment, order or decree applicable to such Seller or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Seller or any of its subsidiaries.

                  (f) Such Seller has no reason to believe that the representations and warranties of the Company contained in Section 2 of this Agreement are not true and correct, is familiar with the Company Prospectus and the Company Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Company Prospectus or the Company Registration Statement or any supplement thereto which has adversely affected or may adversely affect the business of the Company or any of its subsidiaries; and the sale of Shares by such Seller pursuant to its Contract is not prompted by any information concerning the Company or any of its subsidiaries which is not set forth in the Company Prospectus or the Company Registration Statement or any supplement thereto.

                  (g) In respect of any statements in or omissions from the Company Registration Statement or the Company Prospectus or any supplements thereto made in reliance upon and in conformity with information furnished in writing to the Company by any Seller specifically for use in connection with the preparation thereof, such Seller hereby makes the same representations and warranties to each Underwriter as the Company makes to such Underwriter under Section 2 of this Agreement.

                  (h) This Agreement has been duly authorized, executed and delivered by each Seller. Each Contract and Collateral Agreement to which each Seller is a party and the Reimbursement Agreement have been duly authorized, executed and delivered by such Seller and, assuming due authorization, execution and delivery by the other parties thereto, is a valid and binding agreement of such Seller, enforceable against such Seller in accordance with its terms.

                  (i) Amounts received by each of the Sellers, if any, at the Closing Date and, if any Option DECS are purchased, at the time of delivery thereof pursuant to Section 4(b), pursuant to such Seller's Contract will not be used by such Seller for the purpose, whether immediate, incidental or ultimate, of buying or carrying a margin stock, as such terms are defined in Regulation G promulgated by the Board of Governors of the Federal Reserve System.

                  (j) Metromedia Company is not and, after giving effect to the transactions contemplated in each Contract and Collateral Agreement and the offering and sale of the DECS contemplated by this Agreement, will not be an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act.

                  Any certificate by any Seller or any officer of any Seller and delivered to the Representative or counsel for the Underwriters in connection with the sale of the DECs shall be deemed a representation and warranty by such Seller, as to matters covered thereby, to each Underwriter.

                  Any certificate by or on behalf of any Seller or any officer of any Seller, and delivered to the Representative or counsel for the Underwriters in connection with the offering of the DECS shall be deemed a representation and warranty by such Seller as to matters covered thereby, to each Underwriter.

                  4. PURCHASE AND SALE.

                  (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Trust agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Trust, at a purchase price of $[ ] per DECS, the amount of the Underwritten DECS set forth opposite such Underwriter's name in Schedule I hereto.

                  (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Trust hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 1,500,000 Option DECS at the same purchase price per DECS as the Underwriters shall pay for the Underwritten DECS. The option may be exercised only to cover over-allotments in the sale of the Underwritten DECS by the Underwriters. The option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Trust Prospectus upon written or facsimile notice by the Representative to the Trust setting forth the number of Option DECS as to which the several Underwriters are exercising the option and the Settlement Date. Delivery of certificates for the Option DECS by the Trust, and payment therefor to the Trust, shall be made as provided in Section 5 hereof. The number of Option DECS to be purchased by each Underwriter shall be the same percentage of the total number of Option DECS to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten DECS, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional DECS.

                  (c) As compensation to the Underwriters for their commitment hereunder, and in view of the fact that the proceeds of the sale of the DECS will be used by the Trust as specified in the Contracts, the Sellers agree, severally and jointly, to pay to Salomon Smith Barney, at the time of each delivery of DECS pursuant to Section 5, an amount equal to $[ ] per DECS being delivered at such time, plus $[ ] per DECS for each Subscription DECS owned by Salomon Smith Barney after giving effect to the subdivision of the Subscription DECS provided for in the Subscription Agreement.

                  5. DELIVERY AND PAYMENT. Delivery of and payment for the Underwritten DECS and the Option DECS (if the option provided for in Section 4(b) hereof shall have been exercised on or before the first Business Day prior to the Closing Date) shall be made at 10:00 A.M., New York City time, on November 17, 1999, or at such time on such later date not later than five Business Days after the foregoing date as the Representative shall designate, which date and time may be postponed by agreement among the Representative, the Trust and the Sellers or as provided in Section 13 hereof

(such date and time of delivery and payment for the DECS being herein called the "CLOSING DATE"). Delivery of the DECS shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Trust by wire transfer payable in immediately available same-day funds to an account specified by the Trust in writing at least two Business Days in advance of the Closing Date. Delivery of the DECS shall be made through the facilities of the Depository Trust Company unless the Representative shall otherwise instruct.

                  The Trust agrees to have the DECS available for inspection and checking by the Representative in New York, New York, not later than 1:00 P.M. on the Business Day prior to the Closing Date.

                  If the option provided for in Section 4(b) hereof is exercised after the first Business Day prior to the Closing Date, the Trust will deliver the Option DECS (at the expense of the Trust) to the Representative, at 388 Greenwich Street, New York, New York, on the date specified by the Representative (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Trust by wire transfer payable in immediately available same-day funds to an account specified by the Trust in writing at least two Business Days in advance of such Settlement Date. If settlement for the Option DECS occurs after the Closing Date, the Trust, the Company and the Sellers will deliver to the Representative on the Settlement Date for the Option DECS, and the obligation of the Underwriters to purchase the Option DECS shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 10 hereof.

                  6. OFFERING BY THE UNDERWRITERS. It is understood that the several Underwriters propose to offer the DECS for sale to the public as set forth in the Trust Prospectus.

                  7. AGREEMENTS OF THE TRUST. The Trust agrees with the several Underwriters that:

                  (a) The Trust will use its best efforts to cause the Trust Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the DECS, the Trust will not file any amendment of the Trust Registration Statement or supplement to the Trust Prospectus or any Rule 462(b) Trust Registration Statement unless the Trust has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you object. Subject to the foregoing sentence, if the Trust Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Trust Prospectus is otherwise required under Rule 424(b), the Trust will cause the Trust Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. The Trust will promptly advise the Representative (1) when the Trust Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Trust Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Trust Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the DECS, any amendment to the Trust Registration Statement or any Rule 462(b) Trust Registration Statement, shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Trust Registration Statement, or any Rule 462(b) Trust Registration Statement, or for any supplement to the Trust Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Trust Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Trust of any notification with respect to the suspension of the qualification of the DECS for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Trust will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the DECS is required to be delivered under the Act, any event occurs as a result of which the Trust Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Trust Registration Statement or supplement the Trust Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Trust promptly will (1) notify the Representative of any such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this
         Section 7, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemental Trust Prospectus to you in such quantities as you may reasonably request.

                  (c) The Trust will furnish to the Representative and counsel for the Underwriters, without charge, signed copies of the Trust Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Trust Registration Statement (without exhibits thereto). The Trust will furnish to the Underwriters not later than (i) 6:00 P.M., New York City time, on the date of determination of the public offering price of the DECS, if such determination occurred at or prior to 12:00 noon, New York City time, on such date or (ii) 6:00 P.M., New York City time, on the Business Day following the date on which the public offering price was determined, if such determination occurred after 12:00 noon, New York City time, on such date, as many copies of each Preliminary Trust Prospectus, the Trust Prospectus and any supplement thereto as the Representative may reasonably request; further, so long as delivery of a prospectus by an Underwriter or any dealer may be required by the Act, as many copies of each Preliminary Trust Prospectus and the Trust Prospectus and any supplement thereto as the Representative may reasonably request.

                  (d) The Trust will arrange, if necessary, for the qualification of the DECS and the Shares for sale under the laws of such jurisdictions as the Representative may designate, will maintain such qualifications in effect so long as required for the distribution of the DECS and will pay any fee of the National Association of Securities Dealers, Inc. (the "NASD") in connection with its review, if any, of the Trust Registration Statement and the offering of the DECS.

                  8. AGREEMENTS OF THE COMPANY. The Company agrees with the several Underwriters that:

                  (a)The Company will use its best efforts to cause the Company Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the DECS, the Company will not file any amendment of the Company Registration Statement or supplement to the Company Prospectus or any Rule 462(b) Company Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement without the prior consent of the Representative, which consent shall not be unreasonably withheld, conditioned or delayed. Subject to the foregoing sentence, if the Company Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Company Prospectus is otherwise required under Rule 424(b), the Company will cause the Company Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. If necessary for the sale of the DECs or the sale of the Shares in connection with the offering of the DECs, the Company will cause the Rule 462(b) Registration Statement, completed in compliance with the Act and the applicable rules and regulations thereunder, to be filed with the Commission pursuant to Rule 462(b) and will provide evidence satisfactory to the Representative of such filing. The Company will promptly advise the Representative (1) when the Company Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Company Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Company Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the DECS, any amendment to the Company Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Company Registration Statement, or any Rule 462(b) Company Registration Statement, or for any supplement to the Company Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Company Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof. Prior to the completion of the sale of the DECs by the Underwriters, the Company will not file any document under the Exchange Act that is incorporated by reference in the Company Registration Statement unless, prior to such proposed filing, the Company has furnished the Representative with a copy of such document for its review and the Representative has not reasonably objected to the filing of such document within a reasonable period of time. The Company will promptly advise the Representative when any document filed under the Exchange Act that is incorporated by reference in the Company Registration Statement shall have been filed with the Commission.

                  (b) If, at any time when a prospectus relating to the Shares is required to be delivered under the Act (including in respect of the offering and sale of the DECS), any event occurs as a result of which the Company Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to amend the Company Registration Statement or supplement the Company Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (1) notify the Representative of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 8, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Company Prospectus to you in such quantities as you may reasonably request.

                  (c) In accordance with the requirements of the Exchange Act and the Act applicable to the Company, the Company will make generally available to its security holders and to the Representative an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (d) Upon your request, the Company will furnish to the Representative and counsel for the Underwriters, without charge, signed copies of the Company Registration Statement (including exhibits thereto) which is filed in connection with the sale of the DECs or the sale of the Shares in connection with the offering of the DECs, and to each other Underwriter a copy of the Company Registration Statement (without exhibits thereto), which is filed in connection with the sale of the DECs or the sale of the Shares in connection with the offering of the DECs, and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Company Prospectus and any supplement thereto as the Representative may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering and sale of the DECS or the offering and sale of the Shares in connection with the offering and sale of the DECS as provided in Section 8(h) herein.

                  (e) The Company will arrange, if necessary, for the qualification of the DECS and the Shares for sale under the laws of such jurisdictions as the Representative may designate, will maintain such qualifications in effect so long as required for the distribution of the DECS or the Shares and will pay any fee of the NASD in connection with its review of the offering and sale of the DECS or the offering and sale of the Shares in connection with the offering and sale of the DECS; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, in each case, other than those arising out of the offering or sale of the DECS or the offering and sale of the Shares in connection with the offering of the DECS in any jurisdiction where it is not now so subject. The Company will promptly advise the Representative of the receipt by the Company of any notification with respect to the suspension of the qualification of the DECs or the Shares in connection with the offering of the DECs for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall use its best efforts to prevent the issuance of any order suspending the qualification or exemption of the DECs or the Shares in connection with the offering of the DECs under any state securities or Blue Sky laws, and, if at any time any state securities commission or any other regulatory authority shall issue an order suspending the qualification or exemption of the DECs or the Shares in connection with the offering of the DECs under any state securities or Blue Sky laws, the Company shall use every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (f) The Company will not, without the prior written consent of Salomon Smith Barney, offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other shares of Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock; or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of this Agreement, provided, however, that the Company may (1) issue and sell Common Stock pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time, (2) issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time, (3) issue and sell Common Stock and convertible subordinated notes to Bell Atlantic Investments Inc. pursuant to the terms of that certain securities purchase agreement, dated October 7, 199[ ], and provided further, that, the Company will obtain the written agreement of the stockholders listed on Schedule IV hereto that they will not, without the prior written consent of Salomon Smith Barney, offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other shares of Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock; or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of this Agreement, provided, that, the stockholders listed on Schedule IV hereto may sell Shares pursuant to the Underwriting Agreement dated November [ ], 1999, between Metromedia Fiber Network, Inc., Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as underwriters, and the stockholders listed on Schedule IV hereto.

                  (g) The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the DECs.

                  (h) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction of the Company Registration Statement and the Company Prospectus and each amendment or supplement to either of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Company Registration Statement and the Company Prospectus and all amendments or supplements to either of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the DECs or the offering and sale of the Shares in connection with the offering and sale of the DECs; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares and the DECs, including any stamp or transfer taxes in connection with the Shares and the DECs; (iv) the printing (or reproduction) and delivery of this Agreement, the Custody Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the DECs or the offering and sale of the Shares in connection with the offering and sale of the DECs; (v) any registration or qualification of the Shares and the DECs for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of one counsel for the Underwriters relating to such registration and qualification); (vi) fees and expenses of the Custodian ; (vii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the DECs; (viii) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (ix) all other costs and expenses incident to the performance by the Company of its obligations hereunder; PROVIDED, HOWEVER, that, except as otherwise provided for herein, the Underwriters shall pay their own costs and expenses, including the fees of their counsel, any advertising expenses connected with any offers they may make.

                  (i) The Company agrees to do and perform all things required to be done and performed by it under this Agreement that are within its control on or prior to or after the Closing Date, as applicable, and to use its best efforts to satisfy all conditions precedent on its part to the delivery of the Shares and the DECs.

                  9. AGREEMENTS OF THE SELLERS. Each Seller agrees with each of the Underwriters that:

                  (a) Such Seller will not, without the prior written consent of Salomon Smith Barney Inc. offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, or file (or participate in the filing of) a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of this Agreement, other than (1) shares of Common Stock disposed of as bona fide gifts approved by Salomon Smith Barney Inc., (2) the Shares sold to the Underwriters pursuant to the Underwriting Agreement between Metromedia Fiber Network, Inc. and the Underwriters dated November [ ], 1999, and (3) the Sellers may engage in any of the transactions described above in connection with the offering by the Trust of the DECs or any delivery of Shares pursuant to the terms of the DECs.

                  (b) Such Seller will not take any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the DECs or the Shares in connection with the offering of the DECs.

                  (c) Such Seller will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the DECs or the Shares in connection with the offering of the DECs by an underwriter or dealer may be required under the Act, of (i) any material change in the Company's condition (financial or otherwise), prospects, earnings, business or properties,
         (ii) any change in information in the Company Registration Statement or the Company Prospectus relating to such Seller or (iii) any new material information relating to the Company or relating to any matter stated in the Company Prospectus which comes to the attention of such Seller.

                  10. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase the Underwritten DECS and the Option DECS, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Trust, the Company and the Sellers contained herein as of the Execution Time, the Closing Date and any Settlement Date pursuant to Section 4(b) hereof, to the accuracy of the statements of the Trust, the Company and the Sellers made in any certificates pursuant to the provisions hereof, to the performance by each of the Trust, the Company and the Sellers of their respective obligations hereunder and to the following additional conditions:

                  (a) If the Trust Registration Statement or the Company Registration Statement has not become effective prior to the Execution Time, unless the Representative agrees in writing to a later time, such Trust Registration Statement or Company Registration Statement will become effective not later than (i) 6:00 P.M. New York City time on the date of determination of the public offering price of the DECS, if such determination occurred at or prior to 3:00 P.M. New York City time on such date or (ii) 9:30 A.M. New York City time on the Business Day following the day on which the public offering price of the DECS was determined, if such determination occurred after 3:00 P.M. New York City time on such date; if filing of the Trust Prospectus or the Company Prospectus, or any supplement thereto, is required pursuant to Rule 497(h) or Rule 424(b), such Trust Prospectus or Company Prospectus, and any such supplement, will be filed in the manner and within the time period required by such Rule; and no stop order suspending the effectiveness of the Trust Registration Statement or the Company Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Representative shall have received the opinion of Richards, Layton & Finger, special Delaware counsel for the Trust, dated the Closing Date and addressed to the Representative, with respect to such matters as the Representative may reasonably request.

                  (c) The Company shall have requested and caused Arnold L. Wadler, General Counsel of the Company, to furnish to the Representative his opinion, dated the Closing Date and addressed to the Representative, in the form of Exhibit A to this Agreement.

                  (d) The Company shall have requested and caused Paul, Weiss, Rifkind, Wharton & Garrison, counsel for the Company, to furnish to the Representative its opinion, dated the Closing Date and addressed to the Representative, in the form of Exhibit B to this Agreement.

                  (e) The Company shall have furnished to the Representative the opinion of Baker & McKenzie, special regulatory counsel for the Company, dated the Closing Date, in the form of Exhibit C to this Agreement.

                  (f) The Sellers shall have requested and caused Paul, Weiss, Rifkind, Wharton & Garrison, counsel for the Sellers, to have furnished to the Representative their opinion dated the Closing Date and addressed to the Representative, in the form of Exhibit D to this Agreement.

                  (g) The Representative shall have received (i) from Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters and the Trust, such opinion or opinions, dated the Closing Date and addressed to the Representative, with respect to the issuance and sale of the DECS, the Trust Registration Statement, the Trust Prospectus (together with any supplement thereto), the Fundamental Documents and other related matters as the Representative may reasonably require, and (ii) from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, a negative assurance letter dated the Closing Date and addressed to the Representative, the Company Registration Statement, the Company Prospectus (together with any supplement thereto); and the Company and the Sellers shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (h) The Trust shall have furnished to the Representative a certificate of the Trust, signed by the Managing Trustee and dated the Closing Date, to the effect that:

                           (i) the representations and warranties of the Trust
                  in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Trust has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

                           (ii) no stop order suspending the effectiveness of
                  the Trust Registration Statement or the use of the Trust Prospectus has been issued and no proceedings for that purpose have been instituted or, to the Trust's knowledge, threatened.

                  (i) The Company shall have furnished to the Representative a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Company Registration Statement, the Company Prospectus, any supplements to the Company Prospectus and this Agreement and that:

                           (i) the representations and warranties of the Company
                  in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness of
                  the Company Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                           (iii) since the date of the most recent financial
                  statements included or incorporated by reference in the Company Prospectus (exclusive of any amendment or supplement thereto), there has been no material adverse effect on the condition

                  (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Company Prospectus (exclusive of any amendment or supplement thereto).

                  (j) Each of the Sellers shall have furnished to the Representative a certificate, signed by such Seller, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Company Registration Statement, the Company Prospectus, any supplement to the Company Prospectus and this Agreement and that the representations and warranties of such Seller in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

                  (k) Each of the Sellers, other than Metromedia Company, shall have furnished a Certificate of Spouse, in the form attached as Exhibit F to this Agreement, signed by such Seller's spouse, stating that such spouse will not assert any claims to the Common Stock pledged by their spouse under the Collateral Agreement.

                  (l) At the Execution Time and at the Closing Date, the Company shall have requested and caused Ernst & Young LLP to furnish to the Representative letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representative, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the applicable rules and regulations thereunder, that they have performed a review of the unaudited interim financial information of the Company for the nine month period ended September 30, 1999 and as at September 30, 1999 and stating in effect that:

                           (i) in their opinion the audited financial statements
                  and financial statement schedules included or incorporated in the Company Registration Statement and the Company Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations thereunder;

                           (ii) on the basis of a reading of the latest
                  unaudited financial statements made available by the Company and its subsidiaries; their limited review in accordance with the standards established under Statement on Auditing Standards No. 71, of the unaudited interim financial information for the nine month period ended September 30, 1999, and as at September 30, 1999, as indicated in their report included or incorporated in the Company Registration Statement and Company Final Prospectus; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and committees of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 31, 1998 nothing came to their attention which caused them to believe that:

                                    (A) (1) any unaudited financial statements
                           included or incorporated by reference in the Company Registration Statement and the

                           Company Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; or that said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Company Registration Statement and the Company Prospectus;

                                    (2) with respect to the period subsequent to
                           September 30, 1999, there were any changes, at a specified date not more than three days prior to the date of the letter, in the capital stock, increase in long-term debt of the Company and its subsidiaries or decreases in net assets or stockholders' equity of the Company as compared with the amounts shown on the September 30, 1999 consolidated balance sheet included in the Company Prospectus, or for the period from October 1, 1999 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in revenues or in total or per share amounts of net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representative; or

                                    (B) the information included under the
                           headings "Selected Consolidated Financial Data" and "Management--Executive Compensation" is not in conformity with the disclosure requirements of Regulation S-K;

                           (iii) they have performed certain other specified
                  procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Company Prospectus, including the information set forth under the captions "Risk Factors", "Use of Proceeds", "Capitalization", "Selected Consolidated Financial Data", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Business", "Management", and "Certain Relationships and Related Transactions" in the Company Prospectus, the information included or incorporated in Items 1, 2, 6, 7 and 11 of the Company's Annual Report on Form 10-K incorporated in the Company Prospectus and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Company Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

                           (iv) on the basis of a reading of the unaudited pro
                  forma financial statements included or incorporated by reference in the Company Registration Statement and the Company Prospectus (the "pro forma financial statements"); carrying out certain specified procedures; inquiries of certain officials of the Company and AboveNet Communications, Inc. who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

                  (m) [Intentionally Deleted]

                  (n) At the Execution Time and at the Closing Date, Deloitte & Touche LLP shall have furnished to the Representative letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representative, confirming that they are independent accountants within the meaning of the Act and the applicable rules and regulations thereunder, and stating in effect that:

                           (i) in their opinion the audited financial statements
                  and financial statement schedules included in the Company Registration Statement and the Company Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations; and

                           (ii) they have performed certain other specified
                  procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Company Registration Statement and the Company Prospectus agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

                  References to the Company Prospectus in this paragraph (l) include any supplement thereto at the date of the letter.

                  (o) At the Execution Time and at the Closing Date, PricewaterhouseCoopers LLP shall have furnished to the Representative a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representative, confirming that they are independent accountants within the meaning of the Act and the applicable rules and regulations thereunder, and stating in effect that:

                           (i) in their opinion the audited financial statements
                  and financial statement schedules included in the Company Registration Statement and the Company Prospectus and reported on by them comply in form in all material respects with the accounting requirements of the Act and the related published rules and regulations; and

                           (ii) they have performed certain other specified
                  procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Company Prospectus agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

                  References to the Company Prospectus in this paragraph (m) include any supplement thereto at the date of the letter.

                  (p) The Shares shall have been duly approved for listing through the Nasdaq National Market System, and satisfactory evidence of such action shall have been provided to the Representative.

                  (q) The DECS shall have been approved for listing on the Nasdaq National Market System, subject only to official notice of issuance.

                  (r) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

                  (s) Each Fundamental Agreement shall have been executed and delivered by all parties thereto, and each Seller shall have delivered to the Collateral Agent the number of Shares required by the Collateral Agreement to which such Seller is a party to be initially pledged and assigned by such Seller thereunder in accordance with the requirements of such Collateral Agreement.

                  (t) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Company Registration Statement (exclusive of any amendment thereof) and the Company Prospectus (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraphs [(j), (l) or (m)] of this Section 10 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Company Prospectus (exclusive of any amendment or supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the DECS as contemplated by the Trust Registration Statement and the Company Registration Statement (in either case, exclusive of any amendment thereof) and the Trust Prospectus and the Company Prospectus (in either case, exclusive of any amendment or supplement thereto).

                  (u) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                  (v) (i) No stop order suspending the effectiveness of the Company Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission at or prior to the Closing Date; (ii) there shall not have been any change in the capital stock of the

         Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Company Registration Statement or the Company Prospectus (or any amendment or supplement thereto); (iii) there shall not have been, since the respective dates as of which information is given in the Company Registration Statement and the Company Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Company Registration Statement and Company Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole; (iv) the Company and the Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and the Subsidiaries, taken as a whole, other than those reflected in the Company Registration Statement or the Company Prospectus (or any amendment or supplement thereto); and (v) all the representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date and you shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to you), to the effect set forth in this Section 10(u) hereof.

                  (w) The Company shall not have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

                  (x) At the Execution Time, the Company shall have furnished to the Representative a letter substantially in the form of Exhibit E hereto from each executive officer of the Company addressed to the Representative relating to sales and certain other dispositions of the shares of common stock of the Company or certain other securities, and such letter agreements shall be in full force and effect on the Closing Date.

                  (y) Prior to the Closing Date, the Company, the Trust and each of the Sellers shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

                  (z) If any of the conditions specified in this Section 10 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Trust and the Company in writing or by telephone or facsimile confirmed in writing.

                  (aa) The documents required to be delivered by this Section 10 shall be delivered at the office of Paul, Weiss, Rifkind, Wharton & Garrison, counsel for the Company, at 1285 Avenue of the Americas, New York, New York 10019, on the Closing Date.

                  11. EXPENSES.

                  (a) Except as otherwise provided herein, each of the Sellers, severally and jointly, will pay all expenses incident to the performance by the Trust and each Seller of their respective obligations under this Agreement and their Contracts and Collateral Agreements, including (i) the preparation, printing and filing of the Notification and the Trust Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery of this Agreement, the Trust Agreement, each of the Fundamental Agreements and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the DECS, (iii) the preparation, issuance and delivery of the certificates for the DECS to the Representative,
         (iv) the fees and disbursements of the Trust's counsel, accountants and other advisors, (v) the fees and disbursements of the Sellers' counsel and other advisors, (vi) the qualification of the DECS under state securities laws in accordance with the provisions of Section 7(d) hereof, including filing fees and the reasonable fees and disbursements of the counsel for the Underwriters in connection therewith and in connection with the preparation of the related blue sky survey and any supplement thereto, (vii) the printing and delivery to the Representative of copies of each Preliminary Trust Prospectus, the Trust Prospectus and any amendments or supplements thereto, (viii) the fees and expenses of any transfer agent or registrar for the DECS, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, securing any required review by the NASD of the Trust Registration Statement and the offering of the DECS in accordance with the provisions of Section 7(d) hereof, (x) the fees and expenses incurred in connection with the listing of the DECS on the Nasdaq National Market System and (xi) the fees and expenses incurred in connection with the preparation and filing of a registration statement under the Exchange Act relating to the DECS. Each of the Sellers, severally and jointly, will reimburse the Underwriters through Salomon Smith Barney on the Closing Date in immediately available funds for the Up-Front Fee Amount and the Up-Front Expense Amount (each as defined in the Fund Expense Agreement dated as of the Closing Date between Salomon Smith Barney and BoNY) and for the up-front fees of the trustees of the Trust paid by Salomon Smith Barney.

                  (b) The Company will pay all expenses incident to the performance by it of its obligations under this Agreement, including
         (i) the preparation, printing and filing of the Company Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificates for the Shares to the Trust, (iii) the fees and disbursements of the Company's counsel, accountants and other advisors, (iv) the qualification of the Shares under state securities laws in accordance with the provisions of Section 8(e) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any related blue sky survey and any supplement thereto, (v) the printing and delivery to the Representative of copies of each Preliminary Company Prospectus, the Company Prospectus and any amendments or supplements thereto, (vi) the fees and expenses of any transfer agent or registrar for the Shares, (vii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, securing any required review by the NASD of the Company Registration Statement and the offering of the Shares in accordance with the provisions of Section 8(e) hereof and
         (viii) the fees and expenses incurred in connection with the approval of the Shares for listing through the Nasdaq National Market System.

                  (c) If the sale of the DECS provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 10 hereof is not satisfied, because of any termination pursuant to Section 15 hereof or because of any refusal, inability or failure on the part of the Company or any Seller to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriters, each of the Sellers, jointly and severally, will reimburse the Underwriters through Salomon Smith Barney upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by the Underwriters in connection with the proposed purchase and sale of the DECS.

                  12. INDEMNIFICATION AND CONTRIBUTION.

                  (a) The Company and the Sellers jointly and severally agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise ("LOSSES"), insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Company Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Company Prospectus or the Company Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that (i) the Company and the Sellers will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion therein and (ii) with respect to any untrue statement or alleged untrue statement of, or omission or alleged omission to state, a material fact made in the Company Prospectus, the indemnity agreement contained in this Section 12(a) shall not inure to the benefit of any Underwriter (or any of the directors, officers, employees and agents of such Underwriter or any controlling person of such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the DECs concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstances where it shall have been determined by a court of competent jurisdiction (or appropriate arbitral proceeding) by final and nonappealable judgment that (w) the Company had previously furnished copies of the Company Prospectus to the Underwriters, (x) delivery of the Company Prospectus was required by the Act or under this Agreement to be made to such person, (y) the untrue statement or omission of a material fact contained in the Preliminary Company Prospectus was corrected in the Company Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such DECS to such person, a copy of the Company Prospectus. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Seller severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers, employees, agents and each person who controls the Company within the meaning of either the Act or the Exchange Act, each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls the Company or any Underwriter within the meaning of either the Act or the Exchange Act and each other Seller, if any, against any and all Losses insofar as such Losses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Trust Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Trust Prospectus or the Trust Prospectus, or in any amendment thereto or supplement thereto (each such document a "TRUST REGISTRATION DOCUMENT") or the omission or alleged omission to state in any Trust Registration Document a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) written information furnished to the Company by or on behalf of such Seller specifically for inclusion in the Company Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Company Prospectus or the Company Prospectus, or in any amendment thereof or supplement thereto. This indemnity agreement will be in addition to any liability which any Seller may otherwise have.

                  (c) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Company Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each Seller, to the same extent as the foregoing indemnity to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representative specifically for inclusion in the documents referred to in the foregoing indemnities. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and each Seller acknowledge that the statements set forth in the last paragraph of the cover page regarding delivery of the DECS and, under the heading "Plan of Distribution," (i) the list of Underwriters and their respective participation in the sale of the DECS, (ii) the sentences related to concessions and reallowances and (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Company Prospectus, the Company Prospectus, any Preliminary Trust Prospectus or the Trust Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Company Preliminary Prospectus, Trust Preliminary Prospectus, the Company Prospectus or the Trust Prospectus.

                  (d) Promptly after receipt by an indemnified party under this
         Section 12 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 12, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses as determined by a court of competent jurisdiction and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party shall be entitled to assume the defense of such action and appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); PROVIDED, HOWEVER, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to assume the defense of such action or appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, which has not been waived; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been reasonably advised by such counsel that there are legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have assumed the defense of the action or employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (e) In the event that the indemnity provided in paragraph (a),
         (b) or (c) of this Section 12 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Selling Stockholders, jointly and severally, and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "LOSSES") to which the Company, the Sellers and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Sellers on the one hand and by the Underwriters on the other from the offering of the DECS; PROVIDED, HOWEVER, that in no case shall any Underwriter (except as may be provided in any agreement among Underwriters relating to the offering of the DECS) be responsible for any amount in excess of the underwriting discount or commission applicable to the DECS purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Sellers, jointly and severally, and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Sellers on the one hand and of the Underwriters on the other in connection with the statements or omissions or alleged statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Sellers shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Trust Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company and the Sellers on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission or alleged untrue statement or omission. The Company, the Sellers and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
         Section 12, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each officer of the Company who shall have signed the Company Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (e).

                  (f) The liability of each Seller under the indemnity and contribution agreements contained in Section 12(b)(ii) hereof shall be limited to an amount equal to the public offering price of the DECS sold by the Trust to the Underwriters. The Company and the Sellers may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

                  13. DEFAULT BY AN UNDERWRITER. If any one or more Underwriters shall fail to purchase and pay for any of the DECS agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of DECS set forth opposite their names in Schedule I hereto bears to the aggregate amount of DECS set forth opposite the names of all the remaining Underwriters) the DECS which the defaulting Underwriter or Underwriters agreed but failed to purchase; PROVIDED, HOWEVER, that in the event that the aggregate amount of DECS which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of DECS set forth in Schedule I hereto, the remaining Underwriters shall have the right to make arrangements for the purchase of the DECS which such defaulting Underwriter or Underwriters agreed but failed to purchase by other persons satisfactory to the Selling Stockholder and the nondefaulting Underwriters, and/or (ii) purchase all, but shall not be under any obligation to purchase any, of the DECS, and if such nondefaulting Underwriters do not make such arrangements and/or purchase all the DECS, this Agreement will terminate without liability to any nondefaulting Underwriter, the Selling Stockholders or the Company. In the event of a default by any Underwriter as set forth in this Section 13, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representative shall determine in order that the required changes in the Company Registration Statement, the Company Prospectus, the Trust Registration Statement and the Trust Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company or the Sellers and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  14. TERMINATION. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Trust and the Company prior to delivery of and payment for the DECS, if at any time prior to such time (i) trading in any class of the Company's Class A Common Stock shall have been suspended by the Commission or the Nasdaq National Market or trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on such Exchange or the Nasdaq National Market, (ii) a banking moratorium shall have been declared by either Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis, the effect of which on financial markets of the United States is such as to make it, in the sole judgment of the Representative, impractical or inadvisable to proceed with the offering or delivery of the DECS as contemplated by the Trust Prospectus (exclusive of any supplement thereto).

                  15. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of the Trust, the Company, its officers, each Seller, and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Trust, the Company, any Seller, or any of the officers, directors, employees, agents or controlling persons referred to in Section 12 hereof, and will survive delivery of and payment for the DECS. The provisions of Sections 11, 12 and 17 hereof shall survive the termination or cancellation of this Agreement.

                  16. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representative, will be mailed, delivered or telefaxed to Salomon Smith Barney Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Salomon Smith Barney Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to Metromedia Fiber Network Services, Inc. c/o Metromedia Fiber Network, Inc., One North Lexington Avenue, White Plains, New York 10601, Attention: Chief Financial Officer (fax no.: (914) 421-6777) and confirmed to it at Metromedia Company, One Meadowlands Plaza, East Rutherford, New Jersey 07073-2137, Attention: General Counsel (fax no.: (201) 531-2803) and 215 East 67th Street, New York, New York 10021, Attention: Executive Vice President (fax no.: (212) 606-4337); or if sent to any Selling Stockholders, will be mailed, delivered or telefaxed and confirmed to it at the address set forth in Schedule I hereto.

                  17. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 12 hereof, and, except as expressly set forth in Section [8(h)] or Section 12 hereof, no other person will have any right or obligation hereunder.

                  18. APPLICABLE LAW. This agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

                  19. COUNTERPARTS. This Agreement may be executed by any one or more of the parties in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement.

                  20. HEADINGS. The section headings used herein are for convenience only and shall not affect the construction hereof.

                  21. DEFINITIONS. The terms which follow, when used in this Agreement, shall have the meanings indicated.

                  "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

                  "Commission" shall mean the Securities and Exchange
         Commission.

                  "Closing Date" shall have the meaning assigned to it in
         Section 5 of this Agreement.

                  "Company Effective Date" shall mean each date and time that the Company Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Company Registration Statement became or become effective.

                  "Company Prospectus" shall mean the prospectus relating to the Shares that is used in connection with the offering and sale of the DECS and that is first filed pursuant to Rule 424(b) together with the basic prospectus after the Execution Time, or if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Shares that is used in connection with such offering and sale and that is included in the Company Registration Statement at the Company Effective Date.

                  "Company Registration Statement" shall mean the registration statement referred to in Section 2(a) above including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Company Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Company Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Company Effective Date as provided by Rule 430A.

                  "Communications Act" shall mean the Communications Act of 1934, as amended (including amendments made by the Telecommunications Act of 1996), 47 U.S.C. section 151 and the rules and regulations of the FCC.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                  "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Organizational Documents" shall mean, in respect of any company, corporation, trust, partnership, limited liability company, governmental agency or other enterprise, as applicable, its founding act, charter, articles of incorporation and by-laws, deed of trust, memorandum and articles of association, statute, certificate of partnership, partnership agreement, limited liability company agreement, or similar instrument.

                  "Preliminary Company Prospectus" shall mean any preliminary prospectus referred to in Section 2(a) and any preliminary prospectus included in the Company Registration Statement at the Company Effective Date that omits Rule 430A Information.

                  "Preliminary Trust Prospectus" shall mean any preliminary prospectus referred to in Section 1(a) above and any preliminary prospectus included in the Trust Registration Statement at the Trust Effective Date that omits Rule 430A Information.

                  "Rule 415," "Rule 424," "Rule 430A," "Rule 462," "Rule
         497(h)", "Regulation S-K" and "Regulation S-X" refer to such rules and regulations under the Act.

                  "Rule 430A Information" shall mean information with respect to the DECS, the Shares and the offering thereof permitted to be omitted from the Trust Registration Statement (or, as used in Section 2 above, the Company Registration Statement) when it becomes effective pursuant to Rule 430A.

                  "Rule 462(b) Company Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement referred to in Section 2(a) above.

                  "Rule 462(b) Trust Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement referred to in Section 1(a) above.

                  "Salomon Smith Barney" shall mean Salomon Smith Barney Inc.

                  "State Telecommunications Laws" shall mean the comparable state statutes of all states in which the Company and/or its subsidiaries is certified to provide services.

                  "Trust Effective Date" shall mean each date and time that the Trust Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Trust Registration Statement became or become effective.

                  "Trust Prospectus" shall mean the prospectus relating to the DECS that is first filed pursuant to Rule 497(h) after the Execution Time or, if no filing pursuant to Rule 497(h) is required, shall mean the form of final prospectus relating to the DECS included in the Trust Registration Statement at the Trust Effective Date.

                  "Trust Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Trust Execution Time (or, if not effective at the Trust Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Trust Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Trust Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Trust Effective Date as provided by Rule 430A.

                  As used herein, the terms "Trust Registration Statement," "Preliminary Trust Prospectus" and "Trust Prospectus" shall not include the Company Prospectus attached thereto.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Trust, the Company, the Sellers and the several Underwriters.

                                    Very truly yours,

                                    DECS Trust VI

                                    By:
                                         -------------------------------
                                         Name:  Donald J. Puglisi
                                         Title:  Managing Trustee



                                    Metromedia Fiber Network, Inc.

                                    By:  -------------------------------
                                         Name:
                                         Title:


                                    Sellers:

                                    Metromedia Company

                                    By:  -------------------------------
                                         Name:
                                         Title:


                                    Steven A. Garofalo
                                    -------------------------------------------
                                    Stuart Subotnick
                                    -------------------------------------------

The foregoing Agreement is hereby
confirmed and accepted as of the date
first above written.


Salomon Smith Barney Inc.


By:
   -----------------------------
Name:
Title:

For themselves and the other several
Underwriters, if any, named in
Schedule I to the foregoing Agreement

                                   SCHEDULE I


                                                NUMBER OF UNDERWRITTEN
                                                DECS TO BE
UNDERWRITERS                                    PURCHASED

Salomon Smith Barney Inc.                          [                      ]

Credit Suisse First Boston Corporation             [                      ]
Deutsche Bank Securities Inc.                      [                      ]
Donaldson, Lufkin & Jenrette Securities
Corporation                                        [                      ]
Goldman, Sachs & Co.                               [                      ]
Merrill Lynch, Pierce, Fenner & Smith
                    Incoporated                    [                      ]


        Total.................................      [10,000,000]
                                                    ============

                                   SCHEDULE II


                                 List of Sellers

                                        Underwritten         Option                 Total
               Seller                      Shares            Shares                Shares
-------------------------------    ------------------   ---------------     --------------------
Metromedia Company                    4,880,000          [           ]        [               ]
Steven A. Garofalo                    4,844,000          [           ]        [               ]
Stuart Subotnick                        276,000          [           ]        [               ]


Total                                10,000,000           1,500,000            11,500,000

                                  SCHEDULE III

SUBSIDIARIES OF THE COMPANY

1.       Metromedia Fiber Network NYC, Inc.

2.       Metromedia Fiber Network Services, Inc.

3.       AboveNet Communications, Inc.

4.       Metromedia Fiber Network Inc.

                                   SCHEDULE IV


Gerard Benedetto

Howard M. Finkelstein

Stephen A. Garofalo

Silvia Kessel

John Kluge

David Rockefeller

Stuart Subotnick

Arnold L. Wadler

                            [Exhibits A - D to Come]

                                                                       Exhibit E


[Form of Lock-Up Agreement]



      [Letterhead of officer, director or major stockholder of Corporation]

                                               , 1999


Salomon Smith Barney Inc.
As Representatives of the several Underwriters, c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

                  This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), between Metromedia Fiber Network, Inc., a Delaware corporation (the "Company"), the Selling Stockholders listed in Schedule I thereto and each of you as representatives of a group of Underwriters named therein, relating to an underwritten public offering of Common Stock, $.01 par value (the "Common Stock"), of the Company.

                  In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing or participation in the filing of) a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible into, or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of this Agreement, other than (1) shares of Common Stock disposed of as bona fide gifts approved by Salomon Smith Barney Inc., (2) the Securities sold to the Underwriters pursuant to this Agreement, and (3) the Selling Stockholders may enter into prepaid forward contracts with DECS Trust VI on the terms and conditions set forth in those contracts to be dated November __, 1999.

                  If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                                         Yours very truly,



                                         By:
                                             -------------------------------
                                             Name:
                                             Title:

                                                                       Exhibit F


                              CERTIFICATE OF SPOUSE

                  Reference is made to the Collateral Agreement (the COLLATERAL AGREEMENT"), dated as of November [ ], 1999, among the undersigned person's husband or wife (the "PLEDGOR"), the Bank of New York, as Collateral Agent, and DECS Trust VI (the "TRUST"), and to the related Purchase Agreement (the "PURCHASE AGREEMENT") between the Pledgor and the Trust. Terms defined in the Collateral Agreement or the Purchase Agreement are used herein as defined therein.

                  By his or her signature below, the undersigned hereby acknowledges and consents to the transfers of Collateral by the Pledgor as contemplated by the Collateral Agreement and agrees that his or her legal and/or beneficial rights, if any, in any such collateral shall be subordinate to the rights of the Trust in such Collateral as a secured party as provided in the Collateral Agreement and as provided by applicable law. In accordance with the terms of the Collateral Agreement, the Trust shall be entitled to apply the Collateral (and any proceeds thereof) to satisfy the Pledgor's obligations to the Trust under the Collateral Agreement and the Purchase Agreement prior to any claim or right which the undersigned may have in the Collateral.



                                        -----------------------------
                                                   [Spouse]





B-1